EXHIBIT 99.1

          Statement of Filing Persons pursuant to Rule 13d-1(k)(1)(iii)


Each of William K. Coors, Joseph Coors, Peter H. Coors, Joseph Coors, Jr., Jeffrey H. Coors, the Adolph Coors, Jr. Trust, the Grover C. Coors Trust, the May K. Coors Trust, and the Herman F. Coors Trust ("Filing Persons") hereby agree that this Schedule 13D Amendment No. 3 is filed on behalf of each of the Filing Persons.



William K. Coors


 /s/ William K. Coors                                   August 7, 2000
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                                                        Date



Joseph Coors


 /s/ Joseph Coors                                       August 7, 2000
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                                                        Date



Peter H. Coors


 /s/ Peter H. Coors                                     August 7, 2000
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                                                        Date



Joseph Coors, Jr.


 /s/ Joseph Coors, Jr.                                  August 7, 2000
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                                                        Date



Jeffrey H. Coors


 /s/ *                                                  August 7, 2000
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                                                        Date



Adolph Coors, Jr. Trust

BY:


 /s/ William K. Coors                                   August 7, 2000
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William K. Coors                                        Date
Trustee



Grover C. Coors Trust

BY:


 /s/ William K. Coors                                    August 7, 2000
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William K. Coors                                         Date
Trustee



May K. Coors Trust

BY:


 /s/ *                                                   August 7, 2000
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Jeffrey H. Coors                                         Date
Trustee



Herman F. Coors Trust

BY:


 /s/ Joseph Coors, Jr.                                   August 7, 2000
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Joseph Coors, Jr.                                        Date
Trustee


*  By /s/ Jill B.W. Sisson
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      Jill B.W. Sisson, Attorney in Fact